SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 2, 2002



                             VIASYSTEMS GROUP, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                      001-15755                75-2668620
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)



                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (314) 727-2087


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
ITEM 5.    OTHER EVENTS.

           On July 2, 2002, Viasystems Group, Inc. ("Group") issued a press release announcing that it had reached an agreement in principle with (i) a Steering Committee of the holders of indebtedness of Viasystems, Inc. ("Viasystems") under Viasystems' senior credit facility, (ii) certain affiliates of Hicks, Muse, Tate & Furst Incorporated, and (iii) an Ad Hoc Committee of holders of Viasystems' 9-3/4% senior subordinated notes due 2007 related to the recapitalization of Group's balance sheet. A copy of the press release issued by Group is attached as an exhibit hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Not applicable.

           (b)       Not applicable.

           (c)       Exhibits.

                     99.1 Press Release dated July 2, 2002 announcing the Agreement in Principle.









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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIASYSTEMS GROUP, INC.

Dated: July 3, 2002                    By: /s/  Joseph S. Catanzaro
                                           ---------------------------------
                                           Joseph S. Catanzaro
                                           Senior Vice President and
                                           Chief Financial Officer














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
                                INDEX TO EXHIBITS


Exhibit Number             Exhibit
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    99.1                   Press Release dated as of July 2, 2002, announcing
                           the Agreement in Principle.



















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